Annual Report

PERSONAL
STRATEGY
FUNDS


MAY 31, 2000


[LOGO OF T. ROWE PRICE]

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Personal Strategy Funds

 .    Stocks posted moderate gains in a volatile environment; bonds struggled as rates rose.

 .    The Personal Strategy Income, Balanced, and Growth Funds outperformed their benchmarks for the six-month period, but modestly underperformed for the year.

 .    Our small-company stock holdings sparked returns, which were also aided by a rebound in large-company value stocks over the last three months.

 .    We expect bonds to perform well as interest rates level off, and our diversification should help weather the increasing volatility of world markets.



UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

The Federal Reserve set the tone for both stocks and bonds over the past year. Concerned that a red-hot U.S. economy could spark rising inflation, the Fed raised rates six times, driving short-term bond prices lower and yields higher. Stocks soared through much of the period, propelled by investors' enthusiasm for technology, especially Internet-related companies. Tech stocks corrected sharply in the spring, however, as rising rates and concerns about excessive valuations prompted investors to move from the so-called New Economy stocks to companies with stronger fundamentals and real earnings. Your funds' asset allocation strategies and broad diversification helped them post solid returns during this volatile period.


     MARKET ENVIRONMENT

          The Federal Reserve has raised short-term interest rates three times so far in 2000--including a half-percentage-point hike in May--continuing the tightening policy it began in June 1999. Although inflation itself remains subdued, the Fed is concerned about the economy's robust growth, accelerating producer prices, and low unemployment. By raising short-term rates, the Fed hopes to contain these inflationary pressures and lower the growth rate to a sustainable level. Although the Fed may raise rates again, the economy began to show signs of slowing as the period ended.

          The past few months have been marked by increased volatility in the equity markets. Investors appeared to ignore the Fed's actions for much of the past year, driving stocks to strong gains before stumbling in mid-March. New Economy stocks, especially those of Internet-related companies, were the primary beneficiaries of investor enthusiasm, while Old Economy blue chips languished. Because of their high valuations, technology-related stocks took the biggest fall when the markets finally succumbed to the Fed's strong medicine. The tech-heavy Nasdaq Composite Index, which gained 38% for the year, plunged 28% from March through May. After mid-March, investors appeared to become more focused on company fundamentals, and the long-ignored large-cap value stocks rebounded. The S&P 500 Index rose 4% during the final three months of the period and ended up 10% for the year ended May 31.

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [GRAPH]

            30-Year Treasury Bond   5-Year Treasury Note    90-Day Treasury Bill

5/31/99               5.8                   5.51                    4.65
                     6.03                   5.76                    4.77
                     6.05                   5.75                    4.71
 Aug-99              5.93                   5.71                    4.97
                     6.09                   5.81                    4.88
                      6.3                   6.09                    5.13
 Nov-99              6.22                   6.03                    5.28
                     6.46                   6.33                    5.33
                     6.57                   6.63                    5.59
2/29/00              6.13                   6.59                    5.81
                     5.94                   6.42                    5.88
                     5.95                   6.42                    5.78
5/31/00              6.14                   6.65                    5.92


          Fixed-income investors had more to think about than short-term rate hikes. Because of the growing federal surplus, the Treasury Department announced plans to reduce government borrowing by cutting back on the sale of new Treasuries and buying back some outstanding debt. Investors rushed to buy long-term Treasuries, which drove prices higher and yields lower. The result was an inverted yield curve, as short-term Treasury yields rose above those on long-term issues. Normally, long-term bonds offer higher yields than shorter-term bonds to compensate for their higher risk. Holders of long-term Treasuries, including your funds, benefited from the higher prices. Overall, bonds were weak, as the Lehman Aggregate Bond Index rose about 1% for the past six months and 2% for the year.

PERFORMANCE AND STRATEGY REVIEW

         The funds' investment committee meets once a month to adjust the weightings of stocks, bonds, and money market securities within the appropriate ranges for each fund, based on market conditions and economic fundamentals. The committee made no significant changes to the overall allocation to stocks during the past six months, maintaining a small underweighting in the Balanced and Growth Funds and a slight overweighting in the Income Fund. We also continued to overweight bonds relative to each fund's neutral position.

          Although the overall allocations to stocks and bonds in the funds remained roughly the same, we made some changes within those allocations. To protect against rising interest rates, we shortened the duration of the bond portfolio by shifting some assets out of long-term bonds and into investment-grade bonds, such as corporate and mortgage-backed securities. (Duration is a measure of a bond or bond fund's sensitivity to interest rates. For example, a fund with a duration of five years would fall or rise about 5% in price in response to a one-percentage-point rise or fall in rates.) At the end of May, we remained overweighted in investment-grade bonds, which generally performed well in an uncertain environment. Although high-yield (below investment-grade) bonds were a drag on performance, we maintained a slight bias toward this sector, which offered surprisingly attractive yields and valuations given the continued strength of the economy. Our bond holdings, especially the investment-grade exposure, helped buffer the portfolio from stock market gyrations late in the period.

          Last fall we shifted some assets away from domestic stocks into international stocks because we believed that foreign markets offered more attractive valuations, and we continue to favor international equities. Among domestic stocks, our heavier allocation to small-caps contributed significantly to fund returns over the past year. Both our growth and value holdings performed strongly during the past six months, although value stocks lagged for the period as a whole.

PERSONAL STRATEGY INCOME FUND

          This fund's investment goal is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although these figures can vary by as much as 10 percentage points above or below these levels.

          The fund posted modest returns for the 6- and 12-month periods ended May 31, but outperformed both the Lehman Brothers Aggregate Bond Index and the Combined Index Portfolio over the past six months. For the year, results topped the Lehman index but trailed the Combined index. Strong

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/00                   6 Months          12 Months
--------------------------------------------------------------------------------

Personal Strategy Income Fund             3.12%             4.39%
Combined Index Portfolio*                 2.45              6.32
Lehman Aggregate Bond Index               1.38              2.11


*An unmanaged portfolio composed of 40% stocks (S&P 500), 40% bonds (Lehman Brothers Aggregate Bond Index), and 20% money market securities (90-Day Treasury Bills).

small-cap returns and a rebound in large-cap value stocks were key to six-month results, while earlier weakness among large value stocks was the main reason for mixed relative returns over the 12-month period. Our international holdings have trailed domestic equities so far this year after outperforming them in 1999. Although returns were positive for the year, our foreign stocks lagged the MSCI EAFE (Europe, Australasia, Far East) Index.

On the fixed-income side, returns on higher-quality investments, particularly longer-duration U.S. Treasuries, outpaced lower-quality bonds, which suffered from poor liquidity. The strong performance in long-term bonds helped to offset some of the poor returns among high-yield holdings. Overall, our fixed-income returns lagged the Lehman Aggregate Bond Index over the last six months.

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Income Fund

[GRAPH]

Stocks         41%
Money Markets  12%
Bonds          47%

Based on net assets as of 5/31/00.

During the past six months, the fund's stock component remained unchanged at 41%, while the bond allocation dropped one percentage point to 47%, with 12% allocated to money markets. Among equities, we continue to favor value over growth, and remain convinced that foreign stocks offer attractive growth possibilities relative to domestic stocks. The bond allocation marks an overweighted position relative to the fund's neutral (40%) weighting, with a bias toward investment-grade securities.

PERSONAL STRATEGY BALANCED FUND

          The objective of this fund is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash, with 10-percentage-point variations permitted for each asset class. This asset allocation offers higher risk but also a higher potential return than the Income Fund.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/00                     6 Months           12 Months
--------------------------------------------------------------------------------
Personal Strategy
Balanced Fund                               3.54%              5.68%
Combined Index Portfolio*                   2.61               7.68
Merrill Lynch-Wilshire Capital
Market Index                                1.92               7.85

*An unmanaged portfolio composed of 60% stocks (S&P 500), 30% bonds (Lehman Brothers Aggregate Bond Index), and 10% money market securities (90-Day Treasury Bills).

          The fund delivered a 3.54% gain for the six months ended May 31, topping its benchmarks in a difficult environment, but its 5.68% one-year return trailed both the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index. Our commitment to large-cap value stocks hampered returns for the 12-month period, although the performance of this sector improved significantly beginning in March. Our small-cap allocation, which contains both growth and value stocks, provided the major source of returns for the fund over the past six months. Our international holdings (18% of fund assets) performed well in 1999, but the weak euro held foreign stock returns somewhat in check during the last six months. The euro rallied late in May, however, and a larger-than-expected half-percentage-point interest rate hike by the European Central Bank in early June should further bolster the currency.

          The fund benefited from strong returns by two of its top holdings, Disney and Baker Hughes. Disney's stock rose from about $28 per share at the end of November to just over $42 on the strength of its top-rated ABC television network and its stake in such cable-TV channels as ESPN and A&E. Oil services firm Baker Hughes rallied from a low of under $20 per share in December to $36 per share at the end of May. The company is benefiting from a resurgence in spending by oil and gas companies and a restructuring that should improve its financial performance.

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund

[GRAPH]

Stocks          58%
Money Markets    4%
Bonds           38%

Based on net assets as of 5/31/00.

          As of May 31, your fund had 58% of its assets in stocks, unchanged from the end of November, and 38% in bonds, up two percentage points, with the remaining 4% in money market securities. We have made no significant changes in the equity mix since increasing our exposure to international stocks last fall. On the fixed-income side, we favor investment-grade bonds, but have added some high-yield (below investment-grade) bonds.

PERSONAL STRATEGY GROWTH FUND

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 5/31/00                      6 Months         12 Months
--------------------------------------------------------------------------------
Personal Strategy
Growth Fund                                  4.58%            7.49%
Combined Index Portfolio*                    2.71             8.96
Merrill Lynch-Wilshire Capital
Market Index                                 1.92             7.85

*An unmanaged portfolio composed of 80% stocks (S&P 500) and 20% bonds (Lehman Brothers Aggregate Bond Index).

          Your fund seeks capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bonds and money market securities, with 10-percentage-point allocation variations permitted.

          Your fund rose 4.58% for the six months ended May 31 and 7.49% for the year, outperforming both the Combined Index Portfolio and the Merrill Lynch-Wilshire Capital Market Index for the six-month period, but trailing its benchmarks for the full 12 months. Despite recent volatility, small-company stocks were the primary contributors to fund performance over the past six months. Although large-cap value stocks hurt returns over the 12-month period, this sector rebounded to help six-month returns. Two of the fund's five largest holdings, Disney and Baker Hughes, also contributed significantly to fund results. (For a detailed look at these two companies, please read the section of this letter on the Balanced Fund.)

----------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

Personal Strategy Growth Fund

[GRAPH]

Stocks                    77%
Bonds and Money Markets   23%

Based on net assets as of 5/31/00.

          The fund's stock allocation was 77% of assets at the end of May, unchanged from six months earlier and three percentage points below the typical allocation. The balance of the fund's assets were in bonds and money market securities. The fund's slight tilt toward bonds helped lessen the effects of stock market volatility on performance during the period.


OUTLOOK

          U.S. economic growth appears to be moderating to a more sustainable level, although we anticipate further interest rate hikes through the end of the summer. Bonds should perform well as the Fed nears the end of its tightening cycle and interest rates begin to level off. We believe high-yield bonds are attractive given the continued strength of the U.S. economy, but liquidity remains a concern and weaker issuers could be hurt in an economic slowdown.

          Stocks continue to face challenges from rising short-term rates and valuation concerns, but we are encouraged by the strong performance of small-caps for much of the period and the rebound in large value stocks. We believe that small- and mid-cap stocks offer attractive long-term potential, but earnings growth remains the key to reestablishing outperformance in these sectors relative to large-caps. The increasing volatility in world equity markets and the rapid shifts in market leadership reinforce the advantages of the Personal Strategy Funds' broadly diversified approach.


          Respectfully submitted,

          /s/ Edmund M. Notzon III

          Edmund M. Notzon III
          Chairman of the Investment Advisory Committee

          June 15, 2000

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


----------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

PORTFOLIO OVERVIEW
                             Percent of                                   Percent of
                             Net Assets                                   Net Assets
                                5/31/00                                      5/31/00
Personal Strategy Income Fund
--------------------------------------------------------------------------------------
Money Market Securities            11.9%        Stocks                          41.5%
                                                     Five Largest Holdings:
Bonds                              46.6%             BP Amoco                    0.8
    Treasuries/Agencies            14.4              American Home Products      0.7
    Mortgage-Backed                13.3              Exxon Mobil                 0.5
    Corporate                      18.9              Disney                      0.5
                                                     Baker Hughes                0.4
                                                                                 2.9%
Personal Strategy Balanced Fund
--------------------------------------------------------------------------------------
Money Market Securities             4.2%        Stocks                          58.2%
                                                     Five Largest Holdings:
Bonds                              37.6%             BP Amoco                    1.1
    Treasuries/Agencies            15.6              American Home Products      0.9
    Mortgage-Backed                 8.9              Disney                      0.7
    Corporate                      13.1              Exxon Mobil                 0.7
                                                     Baker Hughes                0.6
                                                                                4.0%
Personal Strategy Growth Fund
--------------------------------------------------------------------------------------
Money Market Securities             1.8%        Stocks                          76.8%
                                                    Five Largest Holdings:
Bonds                              21.4%            BP Amoco                     1.5
Treasuries/Agencies                 6.8             American Home Products       1.3
Mortgage-Backed                     5.4             Disney                       0.9
Corporate                           9.2             Exxon Mobil                  0.9
                                                    Baker Hughes                 0.8
                                                                                 5.4%

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------


          These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

          PERSONAL STRATEGY INCOME FUND
          ----------------------------------------------------------------------
           As of 5/31/00

                                    [GRAPH]

              Combined        Lehman Aggregate    Personal Strategy
           Index Portfolio       Bond Index          Income Fund

7/29/94        10,000              10,000              10,000
 May-95        11,237              10,955              11,290
 May-96        12,782              11,436              12,852
 May-97        14,808              12,387              14,741
 May-98        17,407              13,738              17,189
 May-99        19,402              14,337              18,294
 May-00        20,628              14,639              19,098


          PERSONAL STRATEGY INCOME FUND
          ----------------------------------------------------------------------
           As of 5/31/00

                                    [GRAPH]

                               Merrill Lynch
              Combined        Wilshire Capital    Personal Strategy
           Index Portfolio      Market Index        Balanced Fund
                             Personal Strategy

7/29/94        10,000              10,000              10,000
 May-95        11,483              11,383              11,435
 May-96        13,600              13,565              13,490
 May-97        16,379              15,883              15,812
 May-98        19,990              19,592              18,841
 May-99        22,944              22,212              20,414
 May-00        24,706              23,955              21,577

T. ROWE PRICE PERSONAL STRATEGY FUNDS
--------------------------------------------------------------------------------


-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

          PERSONAL STRATEGY GROWTH FUND
          ----------------------------------------------------------------------
                                    [GRAPH]

                             Merrill Lynch
           Combined Index  Wilshire Capital  Personal Strategy Personal Strategy
             Portfolio       Market Index      Balanced Fund     Balanced Fund
7/29/94        10,000           10,000            10,000            10,000
 May-95        11,483           11,383            11,435            11,435
 May-96        13,600           13,565            13,490            13,490
 May-97        16,379           15,883            15,812            15,812
 May-98        19,990           19,592            18,841            18,841
 May-99        22,944           22,212            20,414            20,414
 May-00        24,706           23,955            21,577            21,577


-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

          This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                        Since   Inception
Periods Ended 5/31/00                   1 Year   3 Years   5 Years  Inception        Date
------------------------------------------------------------------------------------------
Personal Strategy Income Fund            4.39%     9.02%    11.09%    11.72%      7/29/94
Personal Strategy Balanced Fund          5.68     10.92     13.54     14.08       7/29/94
Personal Strategy Growth Fund            7.49     13.00     16.27     16.65       7/29/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------



          INVESTMENT SERVICES AND INFORMATION


               KNOWLEDGEABLE SERVICE REPRESENTATIVES

               By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

               In Person Available in T. Rowe Price Investor Centers.

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               BROKERAGE SERVICES*

               Individual Investments Stocks, bonds, options, precious metals,
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               Combined Statement Overview of all your accounts with T.
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               Shareholder Reports Fund managers' reviews of their
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               T. Rowe Price Report Quarterly investment newsletter
               discussing markets and financial strategies.

               Performance Update Quarterly review of all T. Rowe
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               Insights Educational reports on investment strategies and
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               Investment Guides Asset Mix Worksheet, College Planning Kit,
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                * T. Rowe Price Brokerage is a division of T. Rowe
                  Price Investment Services, Inc.,  Member
                  NASD/SIPC.
               ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
11

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS

Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by
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Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfoliosO investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas,
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companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------


     ADVISORY SERVICES, RETIREMENT RESOURCES

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          developed unique advisory services that can help you meet the most
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13

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                                            4410 ArrowsWest Drive
1-800-638-5660
                                            Los Angeles Area
Internet address:
                                            Warner Center
www.troweprice.com
                                            21800 Oxnard Street, Suite 270
                                            Woodland Hills
Plan Account Lines for retirement
plan participants:
                                            Tampa
The appropriate 800 number appears
                                            4200 West Cypress Street
on your retirement account statement.
                                            10th Floor
T. Rowe Price Associates
                                            Washington, D.C.
100 East Pratt Street
                                            900 17th Street N.W.
Baltimore, Maryland 21202
                                            Farragut Square

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


[LOGO OF T. ROWE PRICE]

T. Rowe Price Investment Services, Inc., Distributor.          C11-050  5/31/00